===============================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                            -----------------------


Date of Report (Date of earliest event reported):

August 1, 2000



-------------------------------------------------------------------------------



                        Intermedia Communications, Inc.
             (Exact name of registrant as specified in its charter)



-------------------------------------------------------------------------------



               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)


                                    0-20135
                                    -------
                            (Commission File Number)


                               One Intermedia Way
                                Tampa, FL 33647
                               ------------------
                    (Address of principal executive offices)


                                 (813) 829-0011
                                 --------------
                               (Telephone Number)




===============================================================================

ITEM 5.  Other Events

         On August 1, 2000, Intermedia Communications, Inc. (the "Company"), issued the attached press release.

ITEM 7.  Financial Statements and Exhibits

         Exhibit 99 Press Release, dated August 1, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 2, 2000


                        INTERMEDIA COMMUNICATIONS, INC.
                                  (Registrant)


                                          /s/ Robert M. Manning
                                          -----------------------
                                              Robert M. Manning
                              Senior Vice President and Chief Financial Officer




                                 EXHIBIT INDEX

Exhibit No.                       Description                           Page
-----------                       -----------                           ----

    99          Press release dated August 1, 2000